SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3276 Buford Drive, Bldg. 104, Suite 320 Buford, GA	30519
(Address of principal executive officers)	(Zip Code)

678-596-6872
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bill Chaaban, 40, has been added to the Board of Directors and appointed as Chief Operating Officer of the Company’s subsidiary, Creative Edge Nutrition, Inc. Mr. Chaaban will be spending 50% of his time to us and will receive 10,000,000 shares of the Company’s common stock as compensation.

Since 1998 Mr. Chaaban has owned and operated a variety of nutrition companies including CGIA, Inc., Edge Nutrition, Inc., Fitness One, Inc., Supplement Group, Inc., F1 Fulfillment, Inc., and Flash Fitness, Inc.

Mr. Chaaban holds a Bachelor of Commerce degree from the University of Alberta, a Bachelor of Laws from the University of Windsor, a JD from the University of Detroit, and a Master of Laws from Wayne State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laufer Bridge Enterprises, Inc.

Registrant

/s/ Keith Thomas

By: Keith Thomas

Its: President

Dated: March 1, 2012